UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006 (April 26, 2006)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
   Item 1.01. Entry into a Material Definitive Agreement.
     Amendment to Incentive Plan
     On April 26, 2006, at the annual meeting of BancorpSouth, Inc. (the “Company”) the Company’s shareholders approved a Second Amendment to the Executive Performance Incentive Plan (the “Amendment”) previously approved and recommended to shareholders by the BancorpSouth, Inc. Board of Directors. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.
     Explanation of Changes
     Prior to the Amendment, performance goals established under the BancorpSouth, Inc. Executive Performance Incentive Plan (the “Incentive Plan”) were based on either or both of return on average equity and deposits and other funding sources. The Amendment provides additional business criteria for awards beginning in 2006. These additional criteria, which are described below, allows the Company’s Executive Compensation and Stock Incentive Committee greater latitude in providing incentives from time to time that encourage desired performance from the Company’s executive officers.
     Under the Amendment, performance goals may be based on any of the following business criteria: (i) return on average equity or average assets: (ii) deposits and other funding sources; (iii) revenue, including interest income and/or non-interest income, and/or return on revenue; (iv) cash flow (operating, free, cash flow return on equity, cash flow return on investment); (v) earnings, before or after taxes, interest, depreciation, and/or amortization; (vi) earnings per share; (vii) net interest margin; (viii) improvement in credit quality measures, including non-performing asset ratio, net charge-off ratio, or reserve coverage of non-performing loans compared to peers; (ix) efficiency ratio; (x) loan growth; and (xi) total shareholder return.
     Upon shareholder approval, the Amendment became effective without further action as of January 1, 2006. The foregoing description of the Incentive Plan and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, as previously amended, and the Amendment. Additional information about the Amendment and the Incentive Plan is included in the Bancorpsouth, Inc. definitive proxy materials dated March 24, 2006, relating to the April 26, 2006 annual meeting of shareholders, as filed with the Securities and Exchange Commission.
Section 9 — Financial Statements and Exhibits
   Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit 10.1	Second Amendment to the BancorpSouth, Inc. Executive Performance Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L.NASH ALLEN, JR.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: April 27, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the BancorpSouth, Inc. Executive Performance Incentive Plan